SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2012

CROWN DYNAMICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-169501	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas
8399 E. Indian School Rd.
Suite 202
Scottsdale, AZ 85251
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.
113 Barksdale Professional Center
Newark, DE 19711
Tel. 302-266-9367
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CROWN DYNAMICS CORP.
Form 8-K
Current Report

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 30, 2012 Richard L. Teters resigned as a member of the Board of Directors with the Company.  His resignation was not the result of any disagreement with the Company or its officers.

On July 30, 2012 ML Carr resigned as a member of the Board of Directors with the Company.  His resignation was not the result of any disagreement with the Company or its officers.

On July 31, 2012 Jeffrey Rassas resigned solely from his position as President of the Company and retained his positions as the Chief Executive Officer and a member of the Board of Directors.

On July 31, 2012 prior to resignation from the President position, Jeffrey Rassas appointed David Dolezal as the new President for the Company effective immediately upon his resignation.  David Dolezal is already a member of the Board of Directors.

The biography for Mr. Dolezal is set forth below:

David Dolezal.  Began his career in civil engineering and ultimately became owner and management of an award-winning construction company in Minneapolis, Minnesota, his native state.  Mr. Dolezal assembled a team of experts in science, medicine, business, engineering and marketing, to design a targeted, effective, comfortable and discreet personal filtration system with over 20 patents.  As Founder and Chairman of AirWare, David has successfully led a team of creative and tenacious individuals to expand the product line from a single product, Air Breathe (the original “Brez” Product) to include Air Filters, and Air Essentials.   As Founder of AirWare, Mr. Dolezal has had extensive, hands-on experience with all facets of the manufacturing process.  He has taken numerous trips to China, where he coordinated all steps involved in the manufacture and production of AirWare Products from initial factory set-up through design and development of molds and packaging.  Additionally, he has overseen the company’s comprehensive marketing efforts and retail distribution network, both in the United States and abroad.  Mr. Dolezal established AirWare in Scottsdale, Arizona, where he has lived since 2006. He speaks Hebrew and is an intermediate student of Mandarin Chinese.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN DYNAMICS CORP.
Date: August 2, 2012	By: /s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer